Exhibit 24
POWER OF ATTORNEY
      KNOW TO ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints SCOTT T. MIKUEN and EUGENE S. CAVALLUCCI, each and individually, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, for him or her in any and all capacities, to sign the Annual Report on Form 10-K of Harris Corporation, a Delaware corporation, with respect to the fiscal year ended July 1, 2005, and to sign any and all amendments to such Annual Report on Form 10-K and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each such attorneys-in-fact or agents or their substitutes, may do or cause to be done by virtue hereof.
Date: August 27, 2005.

/s/ Howard L. Lance _______________________________________ Howard L. Lance
Chairman of the Board, President
and Chief Executive Officer

/s/ Bryan R. Roub _______________________________________ Bryan R. Roub
Senior Vice President and Chief Financial Officer

/s/ James L. Christie _______________________________________ James L. Christie
Vice President — Controller and Chief Accounting Officer

/s/ Thomas A. Dattilo _______________________________________ Thomas A. Dattilo
Director

/s/ Lewis Hay III _______________________________________ Lewis Hay III
Director

/s/ Karen Katen _______________________________________ Karen Katen
Director

/s/ Stephen P. Kaufman _______________________________________ Stephen P. Kaufman
Director

/s/ Leslie F. Kenne _______________________________________ Leslie F. Kenne
Director

/s/ David B. Rickard _______________________________________ David B. Rickard
Director

/s/ James C. Stoffel _______________________________________ James C. Stoffel
Director

/s/ George T. Swienton _______________________________________ Gregory T. Swienton
Director